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         TEMPORARY CERTIFICATE -- EXCHANGEABLE FOR DEFINITIVE
             ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

     NUMBER                   ROYAL GOLD, INC.              SHARES

______% PREFERRED STOCK SERIES ___INCORPORATED UNDER THE LAWS OF THE   CUSIP ________
     PAR VALUE $0.01     STATE OF DELAWARE THIS CERTIFICATESEE REVERSE SIDE FOR
                         IS TRANSFERABLE IN [NEW YORK, NY]CERTAIN DEFINITIONS


THIS CERTIFIES that

                            S P E C I M E N



is the owner of



     FULLY-PAID AND NON-ASSESSABLE SHARES OF THE ____% PREFERRED STOCK, SERIES ___ ($0.01 PAR VALUE) OF ROYAL
GOLD, INC., transferable on the books of the Company in person or by duly authorized attorney upon surrender of this certificate properly endorsed.  This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the corporate seal of the said Company and the signatures of its duly authorized officers.

          Dated



[SEAL]         __________________       ___________________
               General Counsel and SecretaryPresident and Chief Executive Officer


Countersigned and Registered:

     ________________________
     ________________________

BY                                      TRANSFER AGENT AND REGISTRAR

                              AUTHORIZED SIGNATURE

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                           ROYAL GOLD, INC.

     The Company will furnish without charge to any shareholder who so requests, a statement of the powers, designations, preferences, and relative participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request should be made to the Company.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN  - As joint tenants with right of
          survivorship and not as tenants
          in common
UNIF GIFT MIN ACT - __________ Custodian _________
                      (Cust)              (Minor)
                    Under Uniform Gifts to Minors Act
                    _________________________________
                              (State)

     Additional abbreviations may also be used through not in the above list.

     For value received, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
___________________________________________
___________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

_______________________________________ Shares
______________________________________________
to transfer the said shares on the books of the within-named
Company with full power of substitution in the premises.

Dated:   _________            ______________________________________
                              ______________________________________
                              NOTICE:  The signature(s) to this
                              assignment must correspond with
                              the name(s) as written upon the
                              face of the Certificate in every
                              particular, without alteration or
                              enlargement, or any change whatever.
                              The signature(s) should be
                              guaranteed by a commercial bank
                              or trust company or by a New York.
                              Midwest or Pacific Stock Exchange
                              member or firm, whose signature is
                              known to the transfer office.

                          [CONVERSION NOTICE]

To convert this Security into Common Stock of the Company, check the box. [ ]

To convert only part of this Security, state the amount:  $_______

If you want the stock certificate made out in another person's name, fill in the form below:
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PLEASE INSERT OTHER PERSON'S
SOCIAL SECURITY OR TAX I.D. NO.
_______________________________________
_______________________________________
Print or type other person's name and address including postal zip code)
Dated:  ______________             _______________________


                              NOTICE:  The signature(s) to this
                              conversion notice must correspond
                              with the name(s) as written upon
                              the face of the Certificate in
                              every particular, without
                              alternation or enlargement, or any
                              change whatever.  The signature(s)
                              should be guaranteed by a
                              commercial bank or trust company,
                              or by a New York, Midwest or
                              Pacific Stock Exchange member or
                              firm, whose signature is known to
                              the transfer office.